       SECOND AMENDMENT TO SECURITY AGREEMENT AND NOTE PURCHASE AGREEMENT

                  SECOND AMENDMENT (this "AMENDMENT"), dated as of September 27, 2000, to: (i) the Security Agreement, dated as of September 30, 1999 (as amended or modified the "Security Agreement") by and among AMERICREDIT BOA TRUST, a Delaware business trust, as debtor (in such capacity, the "DEBTOR"), AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation ("AMERICREDIT"), individually and in its capacity as collection agent (in such capacity, the "COLLECTION AGENT"), AMERICREDIT FUNDING CORP. II, a Delaware corporation ("AFC II"), individually, KITTY HAWK FUNDING CORPORATION, a Delaware corporation (the "COMPANY") and BANK OF AMERICA,N.A., a national banking association ("BANK OF AMERICA"), individually and as collateral agent for the Secured Parties (in such capacity, the "COLLATERAL AGENT") and (ii) the Note Purchase Agreement, dated as of September 30, 1999 (as amended or modified, the "NOTE PURCHASE AGREEMENT) dated as of September 30, 1999, among the Company, the Debtor and Bank of America, as agent for the Company and the Bank Investors named therein (in such capacity, together with its successors, the "AGENT"), as administrative agent for the Company (the "ADMINISTRATIVE AGENT") and as a Bank Investor (in such capacity, a "BANK INVESTOR").

                             PRELIMINARY STATEMENTS

                  WHEREAS, by Amendment to the Security Agreement and Note Purchase Agreement dated as of May 1, 2000, certain amendments were made to the Security Agreement and Note Purchase Agreement; and

                  WHEREAS, the parties hereto are party to the Security Agreement and the Note Purchase Agreement and the Debtor, AFC II and the Collection Agent have requested that the Company, the Bank Investor, the Collateral Agent and the Agent agree to make certain additional changes and amendments to the Security Agreement and Note Purchase Agreement; and

                  WHEREAS, subject to the terms and conditions set forth herein, the Company, the Bank Investor, the Collateral Agent and the Agent are willing to make such additional changes and amendments to the Security Agreement and Note Purchase Agreement.

                  NOW, THEREFORE, the parties hereby agree as follows:

                  1. DEFINED TERMS. Except as otherwise set forth herein, capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Security Agreement.

                  2. AMENDMENT TO THE SECURITY AGREEMENT AND NOTE PURCHASE AGREEMENT.

                           (a) Section 1.1 of the Security Agreement is hereby
amended by amending and restating the definition of "COMMITMENT TERMINATION DATE" in its entirety as follows:

                           "COMMITMENT TERMINATION DATE" shall mean September 26, 2001, or such later date to which the Commitment Termination Date may be extended by the Debtor, the Agent and the Bank Investors not later than 30 days prior to the then current Commitment Termination Date."

                           (b) Section 1.1 of the Security Agreement is hereby
amended by amending and restating the definition of "Facility Limit" in its entirety as follows:

                           "FACILITY LIMIT" shall mean $275,000,000: PROVIDED that such amount may not at any time exceed the aggregate Commitments at any time in effect; and PROVIDED FURTHER that if Bank of America, in its capacity as Bank Investor under the Note Purchase Agreement, shall not have assigned at least $25,000,000 of its Commitment on or prior to October 27, 2000, the Facility Limit shall be automatically reduced to $250,000,000 on October 27, 2000."

                           (c) Section 1.1 of the Security Agreement is hereby
amended by amending and restating the definition of "Net Receivables Balance" in its entirety as follows:

                           "NET RECEIVABLES BALANCE" means at any time the Outstanding Balance of the Eligible Receivables (in the aggregate) at such time reduced by the aggregate Outstanding Balance of all Eligible Receivables (i) which are Defaulted Receivables and (ii) with respect to which 180 days or more have elapsed since the date of transfer to the Collateral Agent for the benefit of the Secured Parties of such Receivable."

                           (d) Section 1.1 of the Security Agreement is hereby
amended by amending and restating the definition of "RESERVE ACCOUNT FLOOR" in its entirety as follows:

                           "RESERVE ACCOUNT FLOOR" shall mean an amount equal to 1% of the Outstanding Balance of Eligible Receivables."

                           (e) Section 6.1(l) of the Security Agreement is
hereby amended and restated as follows:

                           "(l) [reserved]; or".

                           (f) Section 6.1 (s) of the Security Agreement is
hereby amended and restated in its entirety as follows:

                           "(s) the weighted average AmeriCredit Score for all Receivables shall at any time be less than 220; or".

                           (g) Section 6.1(u) of the Security Agreement is
hereby amended and restated in its entirety as follows:

                           "(u) the Tangible Net Worth of AmeriCredit Corp. shall be less than $500,000,000 for any period of twenty (20) consecutive days; or".

                           (h) Section 2.1(b) of the Note Purchase Agreement is
hereby amended by adding the following proviso at the end of the first sentence thereof :

                           ";PROVIDED, HOWEVER, that if the Termination Date has occurred solely due to the occurrence of an event described in Section 6.1(i) or (j) of the Security Agreement, the Bank Investors shall remain obligated to effect Subsequent Fundings in accordance with the terms hereof."

                  3. REPRESENTATIONS AND WARRANTIES. To induce the Company, the Bank Investor, the Collateral Agent and the Agent to enter into this Amendment, each of the Debtor, AFC II, AFC and the Collection Agent hereby represents and warrants (each as to itself) as of the Closing Date (as hereinafter defined) that:

                           (a) It has the power, authority and legal right to
make and deliver this Amendment and to perform its obligations under the Security Agreement and the Note Purchase Agreement, as amended by this Amendment, as applicable, without any notice, consent, approval or authorization not already obtained, and it has taken all necessary action to authorize the same.

                           (b) The making and delivery of this Amendment and
the performance of the Security Agreement and the Note Purchase Agreement, as amended by this Amendment, do not violate any provision of law or any regulation, or its charter or by-laws, or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. Each of the Security Agreement and the Note Purchase Agreement, as amended by this Amendment, as applicable, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally.

                           (c) The representations and warranties made by it
contained in each Transaction Document are true and correct in all material respects on and as of the date of this

Amendment and after giving effect hereto, except for those representations and warranties that address matters only as of a particular prior date.

                           (d) No Termination Event or Potential Termination
Event has occurred and is continuing under the Security Agreement on and as of the date of this Amendment and after giving effect to hereto.

                  4. CONDITIONS PRECEDENT. This Amendment shall become effective, as of the date hereof, on the date (the "CLOSING DATE") on which the following conditions precedent shall have been fulfilled, which Closing Date shall be confirmed in writing by the Agent upon request:

                           (a) THIS AMENDMENT. The Agent shall have received
counterparts of this Amendment, duly executed and delivered by each of the parties hereto.

                           (b) ADDITIONAL DOCUMENTS. The Agent shall have
received all additional approvals, legal opinions, documents, instruments and items of information as the Agent may reasonably request and all of the foregoing shall be in form and substance reasonably satisfactory to the Agent.

                           (c) LEGAL MATTERS. All instruments and legal and
corporate proceedings in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Agent and its counsel.

                  5. REFERENCE TO AND EFFECT ON THE TRANSACTION DOCUMENTS. (a) On and after the Closing Date: (i) each reference in the Security Agreement to "this Agreement," "hereunder," "hereof" or words of like import, and each reference in the Note, Note Purchase Agreement or any other Transaction Document to "the Security Agreement," "thereunder," "thereof" or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement as amended hereby and (ii) each reference in the Note Purchase Agreement to "this Agreement," "hereunder," "hereof" or words of like import, and each reference in the Note, the Security Agreement or any other Transaction Document to "the Note Purchase Agreement," "thereunder," "thereof" or words of like import referring to the Note Purchase Agreement, shall mean and be a reference to the Note Purchase Agreement as amended hereby.

                  6. Except as specifically amended hereby, each Transaction Document shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

                           (a) The execution, delivery and effectiveness of
this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Company, any Bank Investor, the Collateral Agent or the Agent under any Transaction Document, nor constitute a waiver of any provision of any Transaction Document.

                  7. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute a single instrument with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  8. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of law principles thereof.

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                  KITTY HAWK FUNDING CORPORATION,
                                    as Company

                                  By:
                                      -------------------------------
                                      Name:
                                      Title:

                                  AMERICREDIT BOA TRUST, as Debtor

                                  By: Bankers Trust (Delaware), not in its
                                    individual capacity but solely as Trustee

                                  By:
                                      -------------------------------
                                      Name:
                                      Title:

                                  AMERICREDIT FINANCIAL SERVICES, INC.,
                                    individually and as Collection Agent

                                  By:
                                      -------------------------------
                                      Name:
                                      Title:

                                  AMERICREDIT FUNDING CORP. II,
                                    individually

                                  By:
                                      -------------------------------
                                      Name:
                                      Title:

                                  BANK OF AMERICA, N.A.,
                                   as Collateral Agent, Agent,
                                   Administrative Agent and Bank
                                   Investor


                                  By:
                                      -------------------------------
                                      Name: